UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2003

MARKET CENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0- 22969	59-3562953
(State or other jurisdiction	Commission	(IRS Employer
of Incorporation)	File Number	Identification No.)

1650A Gum Branch Road Jacksonville, NC	28540
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (910) 478-0097

None.

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

U.S. CONVERGION, INC.

FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH APRIL 2, 2003

WITH AUDIT REPORT OF

CERTIFIED PUBLIC ACCOUNTANTS

U.S. CONVERGION, INC.

RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
Certified Public Accountants

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
U.S. Convergion, Inc.
Atlanta, Georgia

     We have audited the accompanying balance sheet of U.S. Convergion, Inc. (the “Company”) as of April 2, 2003 and the related statement of operations, deficiency in stockholders’ equity, and cash flows for the period from January 1, 2003 through April 2, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based upon our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 2, 2003, and the results of its operations and its cash flows for the period from January 1, 2003 through April 2, 2003, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note L, the Company has an accumulated deficit of $4,019,104 as of April 2, 2003, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
Russell Bedford Stefanou Mirchandani LLP
Certified Public Accountants

McLean, Virginia
October 31, 2003

U.S. CONVERGION, INC.
BALANCE SHEET
APRIL 2, 2003

ASSETS
Current Assets:
Cash and cash equivalents	$14,811
Accounts receivable, net of allowance for doubtful accounts of $73,000	1,706,071
Costs in excess of billings (Note A)	48,705
Prepaid expenses and other assets	24,256

Total Current Assets	1,793,843
Property, Plant and Equipment: (Note B)
Furniture and fixtures	359,144
Computers and software	159,850
Leasehold improvement	4,627

523,621
Less: accumulated depreciation	194,842

328,779
Other Assets:
Restricted cash (Note C)	379,314
Deposits	86,216

465,530
Total Assets	$2,588,152

LIABILITIES AND DEFICIENCY IN STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities (Note E)	$3,917,791
Deferred revenue (Note A)	154,517
Line of credit (Note C)	1,321,469
Notes payable, current portion (Note D)	247,505
Current portion of capital lease obligation (Note J)	47,057

Total Current Liabilities	5,688,339
Capital lease obligation — long-term portion (Note J)	128,917
Commitments and Contingencies (Note J)	—
Deficiency in Stockholders’ Equity:
Preferred Stock, Series A, 1,000,000 shares authorized; no par value; 106,293 shares issued and outstanding at April 2, 2003 (Note F)	500,000
Common Stock, par value $.01 per share; 1,000,000 shares authorized; 48,146 shares issued and outstanding at April 2, 2003 (Note F)	481
Additional paid-in-capital	289,519
Accumulated deficit	(4,019,104)

(3,229,104)

Total Liabilities and Deficiency in Stockholders’ Equity	$2,588,152

See accompanying notes to financial statements

U.S. CONVERGION, INC.
STATEMENT OF LOSSES
FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH APRIL 2, 2003

Revenues	$2,551,593
Cost of Sales	1,933,976

Gross Profit	617,617
Operating Expenses:
Selling, General and Administrative	2,216,464
Depreciation	95,026

Total Operating Expenses	2,311,490
Loss from Operations	(1,693,873)
Other Income (Expenses) (Notes E and I)	581,000
Interest Income (Expenses)	(34,667)
Income (Taxes) Benefit	—

Net Loss	$(1,147,540)

See accompanying notes to financial statements

U.S. CONVERGION, INC.
STATEMENT OF DEFICIENCY IN STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH APRIL 2, 2003

	Common Stock		Preferred Stock

				Series A Stock	Additional Paid-
	Common Shares	Stock Amount	Series A Shares	Amount	In-Capital	Accumulated Deficit	Total

Balance at December 31, 2002	48,146	$481	—	$—	$289,519	$(2,871,564)	$(2,581,564)
Issuance of Series A Preferred Stock in connection with a private placement, net of offering costs	—	—	106,293	500,000	—	—	500,000
Net loss	—	—	—	—	—	(1,147,540)	(1,147,540)

Balance at April 2, 2003	48,146	$481	106,293	$500,000	$289,519	$(4,019,104)	$(3,229,104)

See accompanying notes to financial statements

U.S. CONVERGION, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH APRIL 2, 2003

Cash flows from operating activities:
Net loss from operations	$(1,147,540)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation	95,026
Accrued salaries exchanged for Market Central, Inc. warrants (Notes E and L)	(300,000)
Debt forgiveness by shareholders (Note I)	(281,000)
(Increase) decrease in:
Accounts receivable, net	(501,863)
Costs in excess of billings	132,709
Other assets, net	243,624
Increase (decrease) in:
Accounts payable and accrued expenses, net	329,431
Deferred revenue	31,043

Net cash (used in) operating activities	(1,398,570)
Cash flows from investing activities:
Capital expenditures	(3,530)

Net cash (used in) investing activities	(3,530)
Cash flows from financing activities:
Proceeds from issuance of Series A Preferred Stock (Note F)	500,000
Proceeds from (repayments of) advances from shareholders, net (Note I)	(59,000)
Proceeds from (repayments of) line of credit, net	1,181,328
Proceeds from (repayments of) notes payable and capital notes, net	(120,779)

Net cash provided by financing activities	1,501,549
Net increase (decrease) in cash and cash equivalents	99,449
Cash and cash equivalents at beginning of period	261,272
Restricted cash at beginning of period	33,404

Total cash and cash equivalents at end of period	$394,125

Cash and cash equivalents at end of period — unrestricted	$14,811
Restricted cash at end of period	$379,314
Supplemental Disclosures of Cash Flow Information:
Cash paid during period for interest	$34,667
Cash paid during period for taxes	—
Accrued salaries settled with Market Central, Inc.’s warrants (Notes E and L)	(300,000)
Debt forgiveness by shareholders (Note I)	(281,000)

See accompanying notes to financial statements

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE A — SUMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation

On November 30, 2001, U.S. Convergion, LLC was formed. On March 29, 2002, the Company was converted from a limited liability company to an incorporated entity. At that time the name of the Company was formally changed to U.S. Convergion, Inc. (“the Company”). The Company provides technology-based interaction integration solutions to primarily middle-market organizations throughout the United States. The Company is primarily a reseller of telecommunications equipment and provides telecommunications implementation services for telephony interface applications, unified messaging applications, and wireless applications.

On April 3, 2003, Market Central, Inc. (“Market Central”) acquired all of the issued and outstanding preferred and common shares of the Company, through an Agreement and Plan of Exchange (“Agreement”). Pursuant to the Agreement, Market Central issued an aggregate of 374,630 shares of restricted common stock to the existing shareholders of the Company in exchange for all assets and liabilities of the Company, and the Company became a wholly-owned subsidiary of Market Central.

Revenue Recognition

The Company recognizes revenues from contracts in which the Company provides only consulting services as the services are performed. The contractual terms of the agreements dictate the recognition of revenue by the Company. Payments received in advance are deferred until the service is provided.

Revenues from equipment and implementation contracts are recognized on the percentage-of-completion method, measured by the percentage of cost incurred to date to the estimated total cost for each contract. This method is used because management considers total job cost to be the best available measure of progress on these contracts.

Contract costs include all direct equipment, material, and labor costs and those indirect costs related to contract performance, such as indirect labor. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in contract performance, contract conditions, and estimated profitability that may result in revisions to costs and income are recognized in the period in which the revisions are determined.

Costs in Excess of Billings represents revenues recognized in excess of amounts billed. Deferred Revenue represents billings in excess of revenues recognized. As of April 2, 2003, the Company recognized costs in excess of billings and deferred revenue of $48,705 and $154,517, respectively.

Advertising

The Company follows the policy of charging the costs of advertising to expenses incurred. The Company incurred $15,792 of advertising costs during the period from January 1, 2003 through April 2, 2003.

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE A — SUMARY OF ACCOUNTING POLICIES (Continued)

Research and Development

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 2 (“SFAS 2”), “Accounting for Research and Development Costs. Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company incurred no research and product development costs for the period from January 1, 2003 through April 2, 2003.

Income Taxes

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statements of Financial Standards No. 109, “Accounting for Income Taxes”. Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost and depreciated over their estimated useful lives of 3 to 15 years using the straight-line method.

Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Inventories

Inventories are stated at the lower of cost or market determined by the first-in, first-out (FIFO) method. Inventories consist of Internet applications, routers and related products available for sale to distributors and retailers. The Company has no inventories at April 2, 2003.

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE A — SUMARY OF ACCOUNTING POLICIES (Continued)

Capitalized Computer Hardware and Software

The Company records the purchase of computer hardware at historical cost and amortizes this cost over a period of three to five years. The Company has adopted SOP 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes software purchased from third parties if the related software product under development has reached technological feasibility or if there are alternative future uses for the purchased software provided that capitalized amounts will be realized over a period not exceeding five years.

In addition, the company capitalizes costs of materials, consultants, interest, and payroll and payroll-related costs for employees incurred in developing internal-use computer software once technological feasibility is attained. Costs incurred prior to the establishment of technological feasibility are charged to general and administrative expense.

Concentrations of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and related party receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $73,000 as of April 2, 2003.

Stock Based Compensation

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123.” This statement amends SFAS No. 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company’s stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the period from January 1, 2003 through April 2, 2003 and will adopt the interim disclosure provisions for its financial reports for the subsequent periods. The Company does not have stock based awards of compensation to employees granted or outstanding during the period from January 1, 2003 through April 2, 2003.

Liquidity

As shown in the accompanying financial statements, the Company incurred a net loss of $1,147,540 during the period from January 1, 2003 through April 2, 2003. The Company’s current liabilities exceeded its current assets by $3,894,496 as of April 2, 2003.

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE A — SUMARY OF ACCOUNTING POLICIES (Continued)

Comprehensive Income

Statement of Financial Accounting Standards No. 130 (“SFAS 130”), “Reporting Comprehensive Income,” establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

Segment Information

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

New Accounting Pronouncements

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities.” Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or entitled to receive a majority of the entity’s residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The Company does not expect the adoption to have a material impact to the Company’s financial position or results of operations.

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE A — SUMARY OF ACCOUNTING POLICIES (Continued)

In April 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 will not have a material impact on the Company’s results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150 establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The adoption of SFAS 150 will not have a material impact on the Company’s results of operations or financial position.

Reclassifications

Certain reclassifications have been made in prior years’ financial statements to conform to classifications used in the current year.

NOTE B – PROPERTY AND EQUIPMENT

Major classes of property and equipment at April 2, 2003 consist of the following:

Leasehold Improvements	$4,627
Furniture and Fixtures	359,144
Computer Equipment and Software	159,850

523,621
Less: Accumulated Depreciation	(194,842)

Net Property and Equipment	$328,779

Depreciation expense was $95,025 for the period from January 1, 2003 through April 2, 2003.

NOTE C – LINE OF CREDIT AND RESTRICTED CASH

The Company had a line of credit primarily collateralized by the Company’s gross eligible accounts receivable, net of potential offsets. The line is also collateralized by all of the Company’s assets, including intellectual property. The Company may borrow up to the lesser of $2.5 million or 80% of the Company’s gross eligible accounts receivables. The line of credit carries an interest rate equal to prime +4.5%, and a collateral handling fee of .75% per month of the average gross daily purchased account balance. The outstanding balance of the line of credit as of April 2, 2003 was $1,321,469. The agreement expires in July 2003. The agreement provides for the Company to maintain certain financial covenants. As of April 2, 2003, the Company is not in compliance with these loan covenants. The agreement provides for certain remedies available to the lender should the events of noncompliance constitute an event of default. Should the Company be required to obtain alternate financing, the Company may not be able to obtain financing on terms and conditions that can be met by the Company.

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE C – LINE OF CREDIT AND RESTRICTED CASH (Continued)

In connection with the line of credit, certain cash balances are held in a reserve cash account. The reserve is used to pay monthly fees and interest on the line of credit as well as pay down on the line of credit for receivables that become more than 90 days old. The Company is not allowed to access the cash in this reserve account except for the purposes stated above. The cash reserve account balance at April 2, 2003 was $379,314.

NOTE D – NOTES PAYABLE

Notes payable at April 2, 2003 is as follows:

Note payable in weekly installments of $17,500, including interest at 17.95% per annum; collateralized by equipment; maturity date is in April 2003; the Company is currently in default under the terms of the note agreement	$247,505
Less: current portion	(247,505)

Notes payable, long-term portion	$—

NOTE E – ACCOUNTS PAYABLE AND ACCURED LIABILITIES

Accounts payable and accrued liabilities at April 2, 2003:

Accounts payable	$2,660,197
Accrued payroll, payroll expenses and taxes	806,164
Other accrued expenses in connection with litigation (Note J)	451,430

Total	$3,917,791

Subsequent to the date of financial statements, the Company was acquired by Market Central, (see Note L). In connection with the acquisition, Market Central agreed to settle on behalf of the Company a total of $300,000 of accrued and unpaid salaries with one of the Company’s employees in exchange for 300,000 warrants to purchase common stock of Market Central. The Company has accounted the $300,000 of salary settlement as other income for the period from January 1, 2003 through April 2, 2003.

NOTE F – CAPTIAL STOCK

The Company is authorized to issue 1,000,000 shares of common stock with $0.01 par value per share. As of April 2, 2003, the Company has 48,146 shares of common stock issued and outstanding. On March 21, 2003, the Company authorized 1,000,000 shares of Series A convertible redeemable preferred stock, no par value. In March 2003, the Company issued to an accredited investor a total of 106,293 shares of Series A preferred stock in exchange for $500,000 of cash, net off offering costs and fees. Subsequent to the date of financial statements, all outstanding common and preferred stock of the Company was acquired by Market Central (see Note L).

NOTE G – STOCK OPTIONS

The Company has a stock option plan for eligible directors, officers, and key employees of the Company. Options are granted to purchase common shares at prices not less than the fair market value of the stock at the grant date. The Board of Directors of the Company establishes to whom options may be granted and determines exercise prices, vesting requirements, and the number of shares covered by each option.

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE G – STOCK OPTIONS (Continued)

The following table summarizes the changes in options outstanding and the related prices for the shares of the Company’s common stock issued to shareholders at April 2, 2003:

Options Outstanding				Options Exercisable
Weighted Average
		Remaining	Weighted		Weighted
	Number	Contractual Life	Average Exercise	Number	Average Exercise
Exercise Price	Outstanding	(Years)	Price	Exercisable	Price
$2.00	5,600	8.75	$2.00	5,600	$2.00

Transactions involving the Company’s options issuance are summarized as follows:

	Number	Weighted Average
	of shares	Exercise Price
Outstanding at December 31, 2002	5,600	$2.00
Granted	—	—
Exercised	—	—
Cancelled	—	—

Outstanding at April 2, 2003	5,600	2.00

All outstanding stock options were fully vested prior December 31, 2002. The Company did not grant any stock options to shareholders during the period from January 1, 2003 through April 2, 2003. Subsequent to the date of financial statements, the outstanding stock options were restructured in connection with the acquisition of the Company by Market Central (see Note L)

NOTE H – INCOME TAXES

The Company has adopted Financial Accounting Standard Number 109 (“SFAS 109”) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

For income tax reporting purposes, the Company’s aggregate unused net operating losses approximate $2,577,000, which expire through 2024. The deferred tax asset related to the carryforward is approximately $876,000. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will be realized. Due to significant changes in ownership, the Company’s future use of its existing net operating losses may be limited (see Note L).

Components of deferred tax assets as of April 2, 2003 are as follows:

Non-current:
Net operating loss carryforward	$876,000
Valuation allowance	(876,000)

Net deferred tax asset	$—

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE I — RELATED PARTY TRANSACTIONS

During the period from January 1, 2003 through April 2, 2003, the Company fully repaid advances from shareholders of the Company in the amount of $59,000. Additionally, the Company was legally released from its notes payable obligation to one of its shareholders in April 2003 in the amount of $281,000. The Company has accounted for the extinguishment of debt as other income during the period from January 1, 2003 through April 2, 2003.

NOTE J — COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company leases office space under operating leases in Memphis, Tennessee for its corporate use. Commitments for minimum rentals under non-cancelable leases at August 31, 2003 are monthly payments of $3,067 through May 2005.

Capital Lease Obligations

The Company leases equipment financed by a capital lease. Future minimum lease payments required under the capital leases are as follows:

2003	$43,605
2004	58,140
2005	58,140
2006	48,450
2007 and after	—

$208,335
Less: amount representing interest	(32,361)

175,974
Less: current portion	(47,057)

Long-term portion	$128,917

The Company has recorded equipment purchased under non-cancelable leases with an original cost of $232,485 as of April 2, 2003. Depreciation expense of $65,870 has been charged to operations as of April 2, 2003.

Litigation

In November 2002, AmSouth Bank filed a complaint against UITSG, LLC (“UITSG”), an entity that entered into an Asset Purchase Agreement with the Company in May 2002, in Sixth Circuit Court for Davidson County, Tennessee at Nashville. The complaint alleges a breach of contract. AmSouth Bank received a judgment against UITSG in the amount of $110,513. The Company has accounted the full amount as accrued liabilities as of April 2, 2003. However, the Company believes that it has meritorious defenses to the plaintiff’s claims and intends to vigorously defend itself against the plaintiff’s claims.

U.S. CONVERGION, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 2, 2003

NOTE J — COMMITMENTS AND CONTINGENCIES (Continued)

Litigation (Continued)

In February 2003, Trammell Crow Services, Inc. filed a complaint against UITSG, LLC (“UITSG”), an entity that entered into an Asset Purchase Agreement with the Company in May 2002, in Chancery Court of Shelby County, Tennessee for the Thirtieth Judicial District at Memphis. The complaint alleges a breach of contract. Trammell Crow Services, Inc. received a judgment against UITSG in the amount of $105,917. The Company has accounted the full amount as accrued liabilities as of April 2, 2003. However, the Company believes that it has meritorious defenses to the plaintiff’s claims and intends to vigorously defend itself against the plaintiff’s claims.

In March 2003, a former Company employee filed a complaint against the Company in the United States District Court for the District of Wisconsin. The complaint alleged the Company fraudulently induced the Plaintiff to leave his prior employment by the Company and was terminated immediately upon leaving. Subsequent to the date of financial statements, the Plaintiff and Market Central (see Note L), entered into a settlement agreement with the Plaintiff agreeing to pay the Plaintiff $65,000 in cash and 85,000 shares of Market Central.’s common stock. The Company has accounted $65,000 and value of the 85,000 shares of common stock as accrued liabilities as of April 2, 2003.

The Company is subject to other legal proceedings and claims, which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have material adverse effect on its financial position, results of operations or liquidity.

NOTE K — GOING CONCERN MATTERS

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of losses and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the Company has accumulated loses from operations of $4,019,104. This factor among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company’s existence is dependent upon management’s ability to develop profitable operations and resolve it’s liquidity problems. Management anticipates the Company will attain profitable status and improve it liquidity through the continued developing of its products, establishing a profitable market for the Company’s products and additional equity investment in the Company. The accompanying consolidated financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company’s liquidity, the Company is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management’s actions will result in profitable operations or the resolution of its liquidity problems.

NOTE L – SUBSEQUENT EVENTS

On April 3, 2003, Market Central, Inc. (“Market Central”) acquired all of the issued and outstanding preferred and common shares of the Company, through an Agreement and Plan of Exchange (“Agreement”). Pursuant to the Agreement, Market Central issued an aggregate of 374,630 shares of restricted common stock to the existing shareholders of the Company in exchange for all assets and liabilities of the Company, and the Company became a wholly-owned subsidiary of Market Central.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKET CENTRAL, INC.

Date: December 8, 2003	/s/Terrance J. Liefheit Terrance J. Liefheit President